PRELUDE Corporate Presentation NOVEMBER 2022 Exhibit 99.2

Forward Looking Statements This presentation contains “forward-looking” statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: our plans to develop and commercialize small molecule therapies, our expectations about timing and ability to commence, enroll or complete clinical studies and to obtain regulatory approvals for PRT543, PRT811, PRT1419, PRT2527, PRT3645, PRT3789 and other candidates in development, the ability of our product candidates to treat various cancers, the ability to discover additional suitable candidates for regulatory approval, the potential impact of the COVID-19 pandemic and the sufficiency of our cash and cash equivalents to fund our operations. Any statements contained herein or provided orally that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by such terminology as ‘‘believe,’’ ‘‘may,’’ ‘‘will,’’ ‘‘potentially,’’ ‘‘estimate,’’ ‘‘continue,’’ ‘‘anticipate,’’ ‘‘intend,’’ ‘‘could,’’ ‘‘would,’’ ‘‘project,’’ ‘‘plan,’’ ‘‘expect’’ and similar expressions that convey uncertainty of future events or outcomes, although not all forward-looking statements contain these words. Statements, including forward-looking statements, speak only to the date they are provided (unless an earlier date is indicated).  Certain data in this presentation are based on cross-study comparisons and are not based on any head-to-head clinical trials. Cross-study comparisons are inherently limited and may suggest misleading similarities or differences.  This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. These forward-looking statements are based on the beliefs of our management as well as assumptions made by and information currently available to us. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. If such assumptions do not fully materialize or prove incorrect, the events or circumstances referred to in the forward-looking statements may not occur. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements.  Additional risks and uncertainties that could affect our business are included under the caption “Risk Factors” in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission for the three months ended September 30, 2021.

Target Class Agnostic CHEMICAL LEADS NOVEL INTERVENTION POINTS Medicinal Chemistry Capabilities  Cancer Biology & Translational Expertise KINASES TARGETED PROTEIN DEGRADERS METHYLTRANSFERASES LEVERAGE  Our advanced medicinal chemistry capabilities to create optimal clinical candidates PURSUE Targets that drive cancers with high unmet need IDENTIFY Target mechanisms with compelling biological rationale Prelude Discovery and Development Approach TARGET SELECTION DISCOVERY ENGINE PIPELINE PROTEIN-PROTEIN  INTERACTIONS Discovery Engine Designed to Deliver one IND every 12-18 months, with two INDs expected by end of 2024

Prelude Therapeutics: Key Highlights Effective Research Seamless integration between biology and chemistry Strong Execution Rapidly advancing a diversified proprietary pipeline Focused Clinical Development Developing meaningful medicines for patients with cancer Well Capitalized $224M cash, cash equivalents & marketable securities (9/30/22) Scientists with proven track records Internal Discovery Engine

Former CMO Former CEO General Partner Experienced Management Team: Proven Track Records Board of Directors Victor Sandor, MD Paul Friedman, MD CEO David Bonita, MD Julian C. Baker Managing Member Baker Brothers Investments Kris Vaddi, PhD Founder & Chief Executive Officer Mardi Dier Former CFO, CBO Former CFO  Andrew Combs, PhD Executive Vice President and Head of Chemistry Peggy Scherle, PhD Chief Scientific Officer Former CEO Martin Babler Jane Huang M.D. President and Chief Medical Officer Kris Vaddi, PhD Founder & Chief Executive Officer Laurent Chardonnet Chief Financial Officer

Diversified Precision Oncology Pipeline

PROGRAM	CANCER INDICATIONS
PRT2527 (CDK9)	Selected solid and hematologic malignancies
PRT1419 (MCL1)	Selected hematologic malignancies and solid tumors
PRT3645 (Brain Penetrant CDK4/6)	Solid tumors
PRT3789 (SMARCA2)	Multiple genomically-selected cancers
New Programs (Multiple targets)	Selected solid and hematologic malignancies


DISCOVERY
PHASE 1
PHASE 2/3

6

PRT2527: CDK9 Inhibitor

CDK9 – Targeting Cancer Through Transcriptional Regulation

- CDK9 phosphorylates RNA Pol II and regulates transcription
- Regulates expression of several immediate early genes driving oncogenesis and resistance (i.e. MYC, MYB, MCL1)
- Non-selective CDK9 inhibitors have demonstrated clinical activity in multiple tumor types but poor tolerability
  - Lack of selectivity and potency vs other CDK9s is believed to contribute to low therapeutic window



SUPER ENHANCER
TF
TF
TF
MYC & MYB
TARGET GENES
CDK9
P
TSS
RNA Pol II
mRNA

8

PRT2527: Potent and Highly Selective CDK9 Inhibitor Candidate Compound AZD4573 KB0742 VIP152** PRT2527 Biochemical* IC50 (nM) CDK9 1.9 483 16 0.95 Proliferation* IC50 (nM) 11 915 84 18 Plasma* IC50 (nM) 192 1056 923 196 Fold Selectivity CDK9 vs Other Isoforms CDK1 23x >20x 371x 73x CDK2 35x >20x 147x 340x CDK3 2x >20x 37x 35x CDK4 53x >20x 38x 250x CDK5 37x >20x >600x >1000x CDK6 79x >20x 296x >1000x CDK7 150x >20x >600x >1000x Highly Selective, ATP Competitive CDK9 Inhibitor Candidate >100x 100-10x <10x *Internal data; biochemical assay at 1 mM ATP, H929 CTG proliferation assay; **VIP151 was formerly BAY151and licensed to Vincera by Bayer

PRT2527: CDK9 Inhibitor Phase 1 Studies

Dose Escalation → **Dose Confirmation**

Dose Escalation	Dose Confirmation
PRT2527 Solid Tumors **N=11**	PRT2527 MYC Amplified or Overexpressed Solid Tumors, Prostate Cancer **N=15**

Dose escalation data at a medical conference in 1H 2023

Dose Escalation	Dose Confirmation
PRT2527 Monotherapy Aggressive B cell lymphomas (multiple types), follicular lymphoma, CLL/SLL/Richters, MCL	PRT2527 **N=30**

RP2D in hematological malignancies in 2H 2023
Initial clinical results for hematological malignancies at a medical conference in 2H 2023

Solid Tumors

- Dose dependent increases in exposure and target engagement were observed
- MYC and MCL1 depletion to levels consistent with tumor regression in preclinical models
- No adverse events leading to dose reduction or discontinuation have been reported as of 9/2022
- ClinicalTrials.gov Identifier: NCT05159518

Hematologic Malignancies

- ASH 2022 preclinical oral presentation
- CDK9 inhibitor class validates and provides proof of concept and opportunity in hematology combinations with BTK inhibitors

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PRT1419: MCL-1 Inhibitor

MCL1: Targeting Cancer Cell Survival MCL1 is a member of family inhibitors of apoptosis (BCL2); often overexpressed in cancers BCL2 family is clinically validated – Venetoclax approved for lymphoid and myeloid malignancies MCL1 is a bypass and resistance mechanism for Venetoclax and multiple TKIs Challenging medicinal chemistry target that requires disruption of protein-protein interaction Mechanism In Phase 1 clinical trial, PRT1419 demonstrates target engagement, as measured by caspase activation in peripheral mononuclear cells and reduction of CD14+ monocytes to levels consistent with tumor regressions in preclinical models of hematological cancers

PRT1419: Phase 1 Study in Hematologic Malignancies


Dose Escalation
Dose Confirmation
PRT1419
Monotherapy
AML/MDS/CMML
CLL/SLL
FL/MZL/MCL
N=24-30
PRT1419
Combination
PRT1419+Aza: AML/MDS/CMML
PRT1419+Ven: AML/MDS/CMML
PRT1419+Ven: MCL
N=24-30

RP2D expected in hematological malignancies in 2H 2023
Hematological malignancy data expected to be presented in 2H 2023

ClinicalTrials.gov Identifier: NCT05107856

- 26 patients received ≥1 dose of PRT1419 with 15 patients @ 80 mg/m2 in the solid tumor study as of Sept 2022
- No cardiac toxicity seen @RP2D as measured by ejection fraction decline/troponin elevation
- Acceptable safety and tolerability in advanced or metastatic solid tumors, with primary toxicities of neutropenia, diarrhea, nausea, and vomiting
- Solid tumor data expected at a medical conference 1H 2023
- Advancement in hematological cancers to include expansions in CLL and NHL
- Strong rationale for MCL1 inhibition in second line CLL and NHL

13

PRT3645: CDK4/6

CDK4/6: Targeting Cancer Through Cell Cycle Regulation 15 Mechanism Cell cycle entry controlled by cyclin dependent kinases, CDK4 and CDK6 Validated mechanism with multiple CDK4/6 inhibitors approved for HR+ breast cancer Current CDK4/6 inhibitors are ineffective in treating brain metastasis and other CNS cancers likely due to insufficient brain penetration Brain penetrant TKIs to other oncogenic targets shown to be more effective in treating brain metastasis A potent and selective brain penetrant CDK4/6 inhibitor could more effectively treat brain metastasis associated with HR+ breast cancer as well as glioblastoma

PRT3645 Has High Brain Exposure and Demonstrates Robust Activity in Preclinical Models at Well-Tolerated Doses 16 PRT3645 demonstrates >10x higher brain penetration than approved CDK4/6 inhibitors PRT3546 shows robust activity in vivo as monotherapy and in combination

PRT3645: CDK4/6 Phase 1 Study in Solid Tumors

Dose Escalation and Confirmation

PRT3645
Biomarker enriched patients with select tumor types including sarcomas, mesothelioma, gliomas, head and neck cancers and non-small cell lung cancer, in addition to breast cancer with or without brain metastases

Initial clinical results at a medical conference in 2H 2023
RP2D in solid tumors expected in 2H 2024

- A differentiated and highly brain penetrant CDK4/6 inhibitor
- Potential to extend the reach of CDK4/6 inhibition beyond HR+ breast cancers, for which the first generation CDK4/6 inhibitors were approved
- First patient planned by YE
- Opportunities in non-breast cancer indications and second line breast cancer after progression on a CDK4/6i
- Potential to address KRAS G12C resistance in NSCLC

ClinicalTrials.gov Identifier: NCT05538572

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PRT3789: SMARCA2 Degrader

Targeting SMARCA2 (BRM): Leveraging Synthetic Lethality The chromatin remodeling (SWI/SNF) complex is frequently mutated in cancer making it a potential therapeutic target Activity of the SWI/SNF complex requires either SMARCA4 (BRG1) or SMARCA2 (BRM) Loss of SMARCA4 (BRG1) through mutation leads to dependency on SMARCA2 (BRM) Subsets of solid tumors express SMARCA4 (BRG1) mutations Selectively inhibiting SMARCA2 (BRM) offers an attractive approach to target SMARCA4 (BRG1) mutant tumors Mechanism

SMALL MOLECULE DEGRADER E3 LIGASE TARGET PROTEIN PROTEASOME UBIQUITINATED TARGET PROTEIN Mullard A. Nat Rev Drug Discov. 2019  SMARCA2 selectively over highly homologous SMARCA4 isoform has been a challenging medical chemistry problem with traditional small molecule approaches Target Protein Degradation (TPD) of SMARCA2 selectively over SMARCA4 is possible through differences in ternary complexes Prelude scientists identified the molecular basis for achieving high degree of selectivity for SMARCA2 over SMARCA4 Lead molecules from multiple chemical scaffolds with sub-nanomolar potency and selectivity have been discovered Achieving SMARCA2 Selectivity Through Degrader Approach Mechanism

PRT3789: Potent and Selective SMARCA2 Degrader with In Vivo Activity Robust Tumor Growth Inhibition of SMARCA4 mutated but not WT Xenograft SMARCA4 mutant SMARCA4 WT PRT3789 PRT3789

Targeting SMARCA2 induces synthetic lethality in SMARCA4 mutated cancers Frequency of SMARCA4 mutation in cancer A model for synthetic lethality Source: Ito K et al. Abstract 1139: Vol. 81, Cancer Research. AACR; 2021. p. 1139–1139. Subsets of solid tumors express SMARCA4 damaging mutations or gene deletion, resulting in loss of SMARCA4 protein expression NSCLC (5-6%), Uterine/Endometrioid (2-3%), Colon Adenocarcinoma (1-2%) SMARCA2 gene knockout induces synthetic lethality in SMARCA4 deleted cancers

Significant Degradation of SMARCA2 Protein but not SMARCA4  in Rat PBMCs with PRT3789 –PD Marker in Clinic Vehicle Low Dose Mid Dose High Dose SMARCA2 SMARCA4 LAMIN B1 SMARCA2 SMARCA4 LAMIN B1 Male Female

Indication Any SMARCA4 Mutation1 NSCLC 10.0% Esophageal 8.0% Gastric (stomach adeno) 8.3% Skin (invasive and in situ melanoma)* 21.0% Endometrial (uterine corpus) 13.3% Squamous cell lung 7.7% Urinary (bladder) 9.0% Colorectal 6.0% Pancreatic 2.9% Melanoma (invasive) 8.7% Fernando et al. Nature Communications 2020 SMARCA4 Mutational Spectrum in 131,668 Cancer Patients SMARCA4 Prevalence across selected Solid Tumors 1.cBioPortal; FoundationCore Frequency of SMARCA4 Mutations

PRT3789: SMARCA2 Phase 1 Study in Solid Tumors SMARCA2 inhibition has the greatest potential in patients with SMARCA4 deficient cancers, including approximately 5-10% of all non-small cell lung cancers Selective SMARCA2 degradation can be demonstrated in Phase 1 Study population: advanced, recurrent, or metastatic disease, with loss of SMARCA4 due to truncating mutation and/or deletion Biomarker selected by local NGS or IHC in tumor tissue or blood HR+ and HER2-negative or HR+ and HER2+breast cancer Recurrent GBM (IDH wild type) or CDKN2A/B homozygous deleted IDH-mutant astrocytoma KRAS-mutant NSCLC CDK pathway alternation in any of the following tumor types: malignant mesothelioma, HPV-negative HNSCC (including oral cavity, oropharynx, hypopharynx, and larynx), sarcoma, or NSCLC ClinicalTrials.gov Identifier: NCT05538572 PRT3789 Solid Tumors with loss of SMARCA4 Backfill: up to 10 participants with a minimum of 6 NSCLC participants with loss of SMARCA4 IND cleared Q4 2022 Provide Clinical update 2H 2023 Dose Escalation and Confirmation

Summary Current cash runway expected through Q4 2024 pending data and program updates Potentially first-in-class SMARCA2 degrader program with a significant lead over competitors and offers transformational potential for the company Opportunity to drive the programs to key inflection points in the next 12 – 24 months Emerging clinical data on CDK9 and MCL-1 programs demonstrate the potential for class-leading opportunities Recent validating data on CDK9 in DLCBCL with significant clinical and commercial potential Deep clinical pipeline with differentiated and potentially best-in-class or first-in-class molecules

Back Up

Expected Data Catalysts by Mid-2024 PRT2527 (CDK9) Hematology program POA  PRT1419 (MCL-1) monotherapy activity in CLL Program Update in 2H 2023 PRT3645 (CDK4/6) Monotherapy Recommended Phase 2 Dose   Potential for strategic partnership PRT3789 Demonstration of selective degradation of SMARCA2 Dose escalation safety, PK and clinical activity

Potential Development Timelines 2022 2023 2024 2025 2H 1H 2H 1H 2H 1H 2H PRT1419 (MCL1) PRT2527 (CDK9) PRT3645 (CDK4/6) PRT3789 (SMARCA2 IV) New Programs Phase 1 heme monotherapy Phase 1 heme combination Phase 1 heme Phase 1 solid tumor Phase 1 solid tumor Ph1 solid tumor Phase 1 solid tumor Phase 1 Phase 1

Maximal Inhibition of MCL-1 in Sensitive Species (dog) did not cause cardiac injury in GLP Tox studies Doses: 0.3, 1, 3 and 6 mg/m2; once weekly Linear increases in exposure No troponin elevations observed at any doses, even high dose which covered EC90 for 24h No histopathological evidence of cardiac injury PD marker of MCL-1 Inhibition

PRT1419 Plans for Heme Malignancies CLL and NHL patients can improve dose escalation and give faster clarity on activity  Expected benchmarks to demonstrate activity R/R AML:  CR/CRi rate for venetoclax monotherapy is 19% (Konopleva et al 2016)  r/r AML CR/CRi rate for HMA monotherapy is 16-17% (Itzykson et al 2015; Stahl M et al 2018) cCR rate for VEN + HMAs or low dose cytarabine in R/R AML is about 33% (Brewersdorf et al 2020).   R/R CLL:   10-50% ORR after failure of all approved available therapies  R/R Mantle-cell lymphoma:  After failure of BTKi, the ORR for VEN monotherapy was 53% (including 18% CRs)

PRMT5 Decision to discontinue internal development of  PRMT5 program, despite demonstration of a best-in-class safety profile and evidence of clinical activity in biomarker-selected patients with glioma and splicing mutated uveal melanoma  Prioritization reflects the high benchmark we set for clinical and regulatory success PRMT5 Results: In the Phase 1 trials for PRT543 and PRT811, both molecules were generally well tolerated. In the PRT811 clinical trial, a total of 82 patients across multiple tumor types were enrolled in dose escalation and expansion, of whom 57 had glioma or uveal melanoma.  Out of 38 glioma patients (16 IDH+ and 22 IDH-), two complete responses were observed in IDH+ glioma These responses remain ongoing for 62 and 21 weeks, respectively. In addition, out of 19 uveal melanoma patients (8 SPLC+ and 11 SPLC-), one confirmed PR (duration of response of 42 weeks) and a second ongoing unconfirmed PR were observed, both in patients who were SPLC+. The most common adverse events of any grade, with an incidence of >20% were nausea (57.3%), vomiting (41.5%) fatigue (31.7%), constipation (25.6%), and thrombocytopenia (24.4%), and were predominantly grade 1-2. The most common adverse events (grade ≥3), occurring >5% were thrombocytopenia (9.76%), anemia (7.32%), and fatigue (7.32%). Full results from the two clinical trials will be shared in the first half of 2023.